                                                                    Exhibit 99.1
                                                                    ------------


BSB
Bancorp, Inc.                                         News Release
58-68 Exchange St.
Binghamton, New York 13901
--------------------------------------------------------------------------------
                                         For Further Information, Contact:
                                             Rexford C. Decker
                                             Senior Vice President & CFO
                                             (607) 779-2374
                                             Website: www.bsbbank.com


                  BSB BANCORP, INC. EARNS $2,271,000 IN 2000;
                            LOSS IN FOURTH QUARTER;
                      ANNOUNCES STOCK REPURCHASE PROGRAM;
                          DECLARES QUARTERLY DIVIDEND


          Binghamton, NY, January 25, 2001 - BSB Bancorp, Inc. NASDAQ/NMS:BSBN), holding company for BSB Bank & Trust Company, announced a net loss for the quarter ended December 31, 2000, of $8,131,000, compared to net income of $6,228,000 for the same quarter in 1999. Diluted earnings per share for the quarter ended December 31, 2000 were a loss of $0.79 per diluted share, compared to income of $0.61 per diluted share for the same period in 1999. For the year ended December 31, 2000, net income was $2,271,000, or $0.22 per diluted share, compared to net income of $18,225,000, or $1.77 per diluted share, for the same period in 1999.

          At its meeting on January 23, 2001, the Board of Directors declared a quarterly cash dividend of $0.25 per share. The dividend is payable March 9, 2001 to shareholders of record at the close of business on February 22, 2001.

          The Board of Directors of the Corporation also authorized the Corporation to repurchase up to 500,000 shares of its common stock, which represents approximately 5% of the Corporation's currently issued and outstanding shares of common stock. Shares may be repurchased from time to time during the next six months in open market and unsolicited, negotiated transactions. Repurchases will be subject to availability and prices which are acceptable to the Corporation. Howard W. Sharp, President and CEO, stated, "The Board of Directors adopted the repurchase program because it considers BSB Bancorp's stock to be an attractive investment."

          Net interest income was $21,877,000 for the fourth quarter of 2000, compared to $22,854,000 for the fourth quarter of 1999, a decrease of 4.3%. The provision for credit losses was $26,913,000 for the quarter ended December 31, 2000 and $4,927,000 for the quarter ended December 31, 1999.

          Non-performing loans at December 31, 2000 were $32,138,000, or 1.77% of total gross loans outstanding, compared to $11,607,000, or 0.67% of total gross loans outstanding at December 31, 1999. Other real estate owned as a result of property acquired by foreclosure or by

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

deed in lieu of foreclosure declined to $323,000 at December 31, 2000 from $910,000 at December 31, 1999. The allowance for possible credit losses increased to $59,291,000, or 3.26% of period-end loans outstanding at December 31, 2000, from $29,134,000, or 1.69% of period-end loans outstanding at December 31, 1999. Net charge-offs during the fourth quarter of 2000 amounted to $9,378,000, or 2.07% of average gross loans outstanding, compared to $3,191,000, or 0.74% of average gross loans outstanding in the fourth quarter of 1999.

          Mr. Sharp said, "We conducted a comprehensive evaluation of the Bank's existing credits and loan reserves in the fourth quarter of 2000, with the participation of a newly hired executive with extensive experience in bank examination and credit quality issues. We also utilized Ernst & Young LLP to assist us in our credit risk management analysis. Based on the results of these reviews and a further deterioration in certain large credits in the fourth quarter, we substantially increased the Bank's allowance for loan losses in the fourth quarter. While painful, this was an action that reflects our commitment to a strong credit culture and our focus on restoring shareholder confidence in the Company. BSB Bancorp's capital ratios remain strong. We will continue to work aggressively to strengthen our credit risk profile."

          Non-interest income increased 3.9% for the fourth quarter of 2000 compared to the fourth quarter of 1999, after excluding a $1,075,000 recovery of a letter of credit received in the fourth quarter of 1999 that had been reserved for in 1993. Operating expense was $11,364,000 for the fourth quarter of 2000. This represented a slight decline from the $11,468,000 of operating expense recognized in the fourth quarter of 1999.

          Total assets were $2,311,675,000 at December 31, 2000 and $2,240,948,000 at December 31, 1999, an increase of 3.2%. Shareholders' equity was $155,785,000, or 6.74% of assets, at December 31, 2000 and $154,493,000, or
6.89% of assets, at December 31, 1999. Book value per share was $15.08 at December 31, 2000 and $15.11 at December 31, 1999. Total deposits were $1,881,226,000 at December 31, 2000 and $1,901,204,000 at December 31, 1999, a
decrease of 1.1%. This is mitigated by more readily accessible brokered certificates of deposit and borrowed funds to fund asset growth.

BSB Bancorp, Inc.
Quarters Ended December 31,           2000          1999
--------------------------------------------------------
Net (Loss) Income              $(8,131,000)  $ 6,228,000
Earnings Per Share
  Basic                        $     (0.79)  $      0.61
  Diluted                      $     (0.79)  $      0.61

YEARS ENDED DECEMBER 31,              2000          1999
--------------------------------------------------------
Net Income                     $ 2,271,000   $18,225,000
Earnings Per Share
  Basic                        $      0.22   $      1.80
  Diluted                      $      0.22   $      1.77

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
BSB BANCORP, INC. - CONSOLIDATED     (Dollars In Thousands-Except Share Data)
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------
                                                          Quarters Ended                           Years Ended
                                          December 31,     September 30,   December 31,            December 31,
                                                  2000              2000           1999          2000           1999
--------------------------------------------------------------------------------------------------------------------
OPERATIONS DATA
--------------------------------------------------------------------------------------------------------------------
Total interest income                      $    49,110       $    49,661    $    46,221   $   193,409    $   176,721
Total interest expense                          27,233            26,276         23,367       102,189         89,576
Net interest income                             21,877            23,385         22,854        91,220         87,145
Provision for credit losses                     26,913            17,249          4,927        53,721         19,137
Gains (losses) on sale of securities                 0                 9            (16)            9           (231)
Gains (losses) on sale of loans                     26                12            (27)           66           (363)
Non-interest income                              3,138             3,682          4,095        13,609         12,965
Operating expense                               11,364            10,722         11,466        45,512         45,255
Merger/acquisition expense                           0             2,012              2         2,013          5,408
Income tax expense (benefit)                    (5,105)           (1,230)         4,283         1,387         11,491
Net (loss) income                               (8,131)           (1,665)         6,228         2,271         18,225
--------------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL DATA
--------------------------------------------------------------------------------------------------------------------
Yield on earning assets (1)                       9.06%             9.15%          8.67%         8.99%          8.35%
Cost of funds (1)                                 5.17              5.00           4.49          4.90           4.36
Interest rate spread during the period (1)        3.89              4.15           4.18          4.09           3.99
Interest rate margin during the period (1)        4.04              4.31           4.29          4.24           4.12
Return on average assets (1)                     (1.42)            (0.29)          1.11          0.10           0.82
Return on average equity (1)                    (19.78)            (4.03)         16.02          1.41          11.41
Equity to assets (2)                              6.74              6.97           6.89          6.74           6.89
Operating expenses to average assets (1)          1.99              2.23           2.04          2.10           2.27
Efficiency ratio                                 45.43             47.05          42.55         45.34          50.61
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
--------------------------------------------------------------------------------------------------------------------
Basic earnings                             $     (0.79)      $     (0.16)   $      0.61   $      0.22    $      1.80
Diluted earnings                           $     (0.79)      $     (0.16)   $      0.61   $      0.22    $      1.77
Book value                                 $     15.08       $     15.67    $     15.11   $     15.08    $     15.11
Dividends paid                             $      0.25       $      0.25    $      0.25   $      1.00    $      0.95
Dividend payout ratio                           (31.84)%         (154.46)%        41.04%       452.97%         52.95%
(1) Annualized (2) At period ended
--------------------------------------------------------------------------------------------------------------------
                                                          Quarters Ended                            Years Ended
                                          December 31,     September 30,   December 31,             December 31,
FINANCIAL CONDITION at                            2000              2000           1999          2000           1999
--------------------------------------------------------------------------------------------------------------------
Assets                                     $ 2,311,675       $ 2,315,926    $ 2,240,948   $ 2,311,675    $ 2,240,948
Earning assets                               2,163,590         2,162,351      2,097,562     2,163,590      2,097,562
Gross loans                                  1,820,267         1,816,167      1,722,252     1,820,267      1,722,252
Allowance for possible credit losses           (59,291)          (41,756)       (29,134)      (59,291)       (29,134)
Gross investment securities                    404,958           398,393        418,468       404,958        418,468
Unrealized depreciation in AFS securities       (3,282)          (11,372)       (16,745)       (3,282)       (16,745)
Deposits                                     1,881,226         1,897,351      1,901,204     1,881,226      1,901,204
Borrowings                                     225,468           203,408        142,045       225,468        142,045
Subordinated debt                               30,000            30,000         30,000        30,000         30,000
Shareholders' equity                           155,785           161,524        154,493       155,785        154,493
Non-performing loans                            32,138            33,080         11,607        32,138         11,607
Loans, 30-89 days past due                      66,490            28,071         18,504        66,490         18,504
Other real estate                                  323               670            910           323            910
Trust assets                                   329,498           352,286        343,326       329,498        343,326
Serviced loans                                 516,725           529,100        559,915       516,725        559,915
--------------------------------------------------------------------------------------------------------------------
AVERAGE BALANCES
--------------------------------------------------------------------------------------------------------------------
Assets                                     $ 2,283,068       $ 2,283,143    $ 2,261,398   $ 2,262,762    $ 2,228,574
Earning assets                               2,157,580         2,155,582      2,132,446     2,137,706      2,109,692
Gross loans                                  1,811,267         1,802,563      1,724,259     1,780,105      1,699,850
Allowance for possible credit losses           (43,124)          (35,757)       (27,258)      (35,898)       (26,922)
Gross investment securities                    396,861           401,912        412,920       407,520        420,488
Unrealized depreciation in AFS securities       (9,908)          (15,620)       (13,059)      (16,208)        (6,544)
Deposits                                     1,867,401         1,916,040      1,869,152     1,891,267      1,800,103
Borrowings                                     208,128           156,783        184,049       165,675        225,787
Subordinated debt                               30,000            30,000         30,000        30,000         30,000
Shareholders' equity                           164,440           165,121        163,233       160,625        155,840
Shares outstanding                          10,324,976        10,287,332     10,224,035    10,279,667     10,137,625
Diluted shares outstanding                  10,363,171        10,400,529     10,229,695    10,357,169     10,312,113
--------------------------------------------------------------------------------------------------------------------

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BSB BANCORP, INC.                                         (Dollars in Thousands)
CONSOLIDATED STATEMENTS OF CONDITION

----------------------------------------------------------------------------------------------------------------------------------
                                                                                       December 31,   September 30,   December 31,
                                                                                               2000            2000           1999
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                                  $   65,110      $   80,253     $   70,065
Investment securities available for sale                                                    391,968         377,485        387,251
Investment securities held to maturity                                                        9,708           9,536         14,472
Mortgages held for sale                                                                          94                          2,085
Loans:
 Commercial                                                                                 997,082         998,446        904,632
 Consumer                                                                                   436,902         445,825        467,986
 Real estate                                                                                386,283         371,896        349,634
----------------------------------------------------------------------------------------------------------------------------------
      Total loans                                                                         1,820,267       1,816,167      1,722,252
Less: Net deferred fees and costs                                                              (844)           (919)          (636)
      Allowance for possible credit losses                                                   59,291          41,756         29,134
----------------------------------------------------------------------------------------------------------------------------------
      Net loans                                                                           1,761,820       1,775,330      1,693,754
Bank premises and equipment                                                                  14,418          14,728         15,988
Accrued interest receivable                                                                  17,002          16,030         14,612
Other real estate                                                                               323             670            910
Intangible assets                                                                             1,213           1,309          1,598
Other assets                                                                                 50,019          40,585         40,213
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         $2,311,675      $2,315,926     $2,240,948
==================================================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Due to depositors                                                                        $1,881,226      $1,897,351     $1,901,204
Borrowings                                                                                  225,468         203,408        142,045
Other liabilities                                                                            19,196          23,643         13,206
Company obligated mandatorily redeemable preferred
 securities of subsidiary, Capital Trust I, holding
 solely junior subordinated debentures of the Company                                        30,000          30,000         30,000
Commitments
Shareholders' Equity:
 Preferred stock, par value $.01 per share;
   2,500,000 shares authorized; none issued
 Common stock, par value $.01 per share;
   30,000,000 shares authorized; 11,503,272,
   11485,877 and 11,398,991 shares issued                                                       115             115            114
Additional paid-in capital                                                                   38,789          38,523         37,287
Undivided profits                                                                           132,277         142,997        140,295
Accumulated other comprehensive income                                                       (1,912)         (6,627)        (9,757)
Treasury stock, at cost; 1,175,524, 1,175,524,
 and 1,173,669 shares                                                                       (13,484)        (13,484)       (13,446)
----------------------------------------------------------------------------------------------------------------------------------
Total shareholders' equity                                                                  155,785         161,524        154,493
----------------------------------------------------------------------------------------------------------------------------------
                                                                                         $2,311,675      $2,315,926     $2,240,948
==================================================================================================================================

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
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BSB BANCORP, INC.                                                                  (Dollars in Thousands - Except Share Data)
CONSOLIDATED STATEMENTS OF INCOME
-----------------------------------------------------------------------------------------------------------------------------
                                                                       Quarters Ended                         Years Ended
                                                         December 31,   September 30,   December 31,             December 31,
                                                                 2000            2000           1999           2000      1999
-----------------------------------------------------------------------------------------------------------------------------
Interest income:
 Interest and fees on loans                                  $ 42,623         $43,011        $39,315       $166,773  $150,222
 Interest on federal funds sold                                    24              30            240             76       682
 Interest on investment securities                              6,469           6,617          6,559         26,545    25,038
 Interest on mortgages held for sale                               (6)              3            107             15       779
-----------------------------------------------------------------------------------------------------------------------------
   Total interest income                                       49,110          49,661         46,221        193,409   176,721
-----------------------------------------------------------------------------------------------------------------------------
Interest expense:
 Interest on savings deposits                                   1,120           1,207          1,231          4,719     4,930
 Interest on time accounts                                     16,766          16,666         14,744         64,566    55,655
 Interest on money market deposit accounts                      5,422           5,348          4,088         20,348    13,357
 Interest on NOW accounts                                          80              86            194            337     1,600
 Interest on borrowed funds                                     3,236           2,360          2,487          9,836    11,548
 Interest on mandatorily redeemable
   securities of subsidiary                                       609             609            623          2,383     2,486
-----------------------------------------------------------------------------------------------------------------------------
   Total interest expense                                      27,233          26,276         23,367        102,189    89,576
-----------------------------------------------------------------------------------------------------------------------------
Net interest income                                            21,877          23,385         22,854         91,220    87,145
Provision for credit losses                                    26,913          17,249          4,927         53,721    19,137
-----------------------------------------------------------------------------------------------------------------------------
Net interest income after provision for credit losses          (5,036)          6,136         17,927         37,499    68,008
Gains (losses) on sale of securities                                                9            (16)             9      (231)
Gains (losses) on sale of loans                                    26              12            (27)            66      (363)
Non-interest income:
 Service charges on deposit accounts                            1,363           1,401          1,166          5,360     4,382
 Credit card fees                                                 417             622            502          2,008     1,667
 Mortgage servicing fees                                          289             292            319          1,211     1,356
 Fees and commissions-brokerage services                          184             167            165            836       796
 Trust fees                                                       324             319            286          1,280     1,104
 Other charges, commissions, and fees                             561             881          1,657          2,914     3,660
-----------------------------------------------------------------------------------------------------------------------------
   Total non-interest income                                    3,138           3,682          4,095         13,609    12,965
-----------------------------------------------------------------------------------------------------------------------------
Operating expense:
 Salaries, pensions, and
   other employee benefits                                      5,189           4,791          4,892         21,302    20,386
 Building occupancy                                             1,126           1,097          1,137          4,564     4,607
 Dealer commission expense                                        104             126            139            515       940
 Computer service fees                                            528             387            337          1,778     1,930
 Services                                                       1,602           1,520          1,692          6,177     6,001
 FDIC insurance                                                   242             241             58            679       222
 Goodwill                                                          96              96             96            386       386
 Interchange fees                                                 323             481            388          1,552     1,286
 Other real estate                                                (20)            139            231            177       441
 Merger/acquisition expenses                                                    2,012              2          2,013      5408
 Other expenses                                                 2,174           1,844          2,496          8,382     9,056
-----------------------------------------------------------------------------------------------------------------------------
 Total operating expense                                       11,364          12,734         11,468         47,525    50,663
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) before income taxes                             (13,236)         (2,895)        10,511          3,658    29,716
Provision for income taxes                                     (5,105)         (1,230)         4,283          1,387    11,491
-----------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                            $ (8,131)        $(1,665)       $ 6,228       $  2,271  $ 18,225
-----------------------------------------------------------------------------------------------------------------------------
Earnings per share:
 Basic                                                       $  (0.79)        $ (0.16)       $  0.61       $   0.22  $   1.80
 Diluted                                                     $  (0.79)        $ (0.16)       $  0.61       $   0.22  $   1.77
=============================================================================================================================